                                                                     EXHIBIT 4.9

                         OBJECTIVE COMMUNICATIONS, INC.


                             TOTAL AUTHORIZED ISSUE             See Reverse for
                     807,693 SHARES $.01 PER SHARE PAR VALUE  Certain Definitons

                                    SERIES B
                    5% CUMULATIVE CONVERTIBLE PREFERRED STOCK

THIS IS TO CERTIFY THAT    SPECIMEN   IS THE OWNER OF   (NUMBER OF SHARES)
                        -------------                 ----------------------
fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED   (DATE)

-------------------------                             -------------------------
SECRETARY                                             PRESIDENT

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           The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common             UNIF GIFT MIN ACT - ______ Custodian _______
                                                                 (Cust)           (Minor)
TEN ENT   - as tenants by the entireties     under Uniform Gifts to Minors
                                             Act_______________
JT TEN    - as joint tenants with right of          (State)
            survivorship and not as tenants
            in common

           Additional abbreviations may also be used though not in the above list

For value received _______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

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    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)

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------------------------------------------------------------------------- Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said Shares on the books of the within named
Corporation with full power of substitution in the premises.

     Dated                         19
          ---------------------      -------
             In presence of

                                            ------------------------------------
---------------------------


        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.